                                                                   EXHIBIT 10.38

                          TRADEMARK SECURITY AGREEMENT

     This TRADEMARK SECURITY AGREEMENT (this "Trademark Security Agreement") is made this 5th day of April, 2007, among Grantors listed on the signature pages hereof (collectively, jointly and severally, "Grantors" and each individually "Grantor"), and WELLS FARGO FOOTHILL, INC., in its capacity as Agent for the Lender Group (together with its successors and assigns in such capacity, "Agent").

                                   WITNESSETH:

     WHEREAS, pursuant to that certain Credit Agreement dated of April 5, 2007 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, including all exhibits and schedules thereto, the "Credit Agreement") among TB Wood's Corporation, a Delaware corporation ("Parent"), each of Parent's Subsidiaries identified on the signature pages thereof (Parent and such Subsidiaries, "Borrowers"), the lenders party thereto as "Lenders" ("Lenders"), and Agent, the Lender Group agreed to make certain financial accommodations available to Borrowers from time to time pursuant to the terms and conditions thereof;

     WHEREAS, the members of the Lender Group are willing to make the financial accommodations to Borrowers as provided for in the Credit Agreement, but only upon the condition, among others, that Grantors shall have executed and delivered to Agent, for the benefit of Lender Group, that certain Security Agreement dated as of April 5, 2007 (including all annexes, exhibits or schedules thereto, as from time to time amended, restated, amended and restated, supplemented or otherwise modified, the "Security Agreement"); and

     WHEREAS, pursuant to the Security Agreement, Grantors are required to execute and deliver to Agent, for the benefit of Lender Group, this Trademark Security Agreement.

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor hereby agrees as follows:

     1. DEFINED TERMS. All capitalized terms used but not otherwise defined herein have the meanings given to them in the Security Agreement and/or the Credit Agreement.

     2. GRANT OF SECURITY INTEREST IN TRADEMARK COLLATERAL. Each Grantor hereby grants to Agent, for the benefit of the Lender Group, a continuing first priority security interest (subject to Permitted Liens) in all of such Grantor's right, title and interest in, to and under the following, whether presently existing or hereafter created or acquired (collectively, the "Trademark Collateral"):

          (a) all of its Trademarks and rights in and to Trademark Intellectual Property Licenses to which it is a party including those referred to on Schedule I hereto;

          (b) all extensions, modifications and renewals of the foregoing;

          (c) all goodwill of the business connected with the use of, and symbolized by, each Trademark; and

          (d) all products and proceeds of the foregoing, including, without limitation, any claim by such Grantor against third parties for past, present or future (i) infringement or dilution of any Trademark, or (ii) injury to the goodwill associated with any Trademark.

     3. SECURITY AGREEMENT. The security interests granted pursuant to this Trademark Security Agreement are granted in conjunction with the security interests granted to Agent, for the benefit of the Lender Group, pursuant to the Security Agreement. Each Grantor hereby acknowledges and affirms that the rights and remedies of Agent with respect to the security interest in the Trademark Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

4. AUTHORIZATION TO SUPPLEMENT. Grantors hereby authorize Agent unilaterally to modify this Agreement by amending Schedule I to include any trademarks, registrations, or applications therefor (including, without limitation, extensions or renewals) which become part of the Trademark Collateral under the Security Agreement. Notwithstanding the foregoing, no failure to so modify this Trademark Security Agreement or amend Schedule I shall in any way affect, invalidate or detract from Agent's continuing security interest in all Collateral, whether or not listed on Schedule I.

5. COUNTERPARTS. This Trademark Security Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument. Any signatures delivered by a party by facsimile transmission or by e-mail transmission shall be deemed an original signature hereto.

                            [signature pages follow]

     IN WITNESS WHEREOF, each Grantor has caused this Trademark Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

GRANTORS:                               TB WOOD'S INCORPORATED,
                                        a Pennsylvania corporation, as a Grantor


                                        By: /s/ Joseph C. Horvath
                                            ------------------------------------
                                        Name: Joseph C. Horvath
                                              ----------------------------------
                                        Title: Vice President, CFO and
                                               Corporate Secretary
                                               ---------------------------------


                                        PLANT ENGINEERING CONSULTANTS, LLC,
                                        a Tennessee limited liability company,
                                        as a Grantor


                                        By: /s/ Joseph C. Horvath
                                            ------------------------------------
                                        Name: Joseph C. Horvath
                                              ----------------------------------
                                        Title: Treasurer and Secretary
                                               ---------------------------------


                                        TB WOOD'S ENTERPRISES, INC.,
                                        a Delaware corporation, as a Grantor


                                        By: /s/ Joseph C. Horvath
                                            ------------------------------------
                                        Name: Joseph C. Horvath
                                              ----------------------------------
                                        Title: President and Treasurer
                                               ---------------------------------


                                        TB WOOD'S CORPORATION,
                                        a Delaware corporation, as a Grantor


                                        By: /s/ Joseph C. Horvath
                                            ------------------------------------
                                        Name: Joseph C. Horvath
                                              ----------------------------------
                                        Title: Vice President, CFO and
                                               Corporate Secretary
                                               ---------------------------------

        [SIGNATURE PAGE OF WFF - TB WOOD'S TRADEMARK SECURITY AGREEMENT]

                                        ACCEPTED AND AGREED TO
                                        AS OF THE DATE FIRST ABOVE WRITTEN:

                                        WELLS FARGO FOOTHILL, INC.,
                                        a California corporation, as Agent


                                        By: /s/ Vincent J. Egan, Jr.
                                            ------------------------------------
                                        Name: Vincent J. Egan, Jr.
                                              ----------------------------------
                                        Title: VP
                                               ---------------------------------

        [SIGNATURE PAGE OF WFF - TB WOOD'S TRADEMARK SECURITY AGREEMENT]

                                                                     Rider 10.38


                   SCHEDULE I TO TRADEMARK SECURITY AGREEMENT
                      TRADEMARK REGISTRATIONS/APPLICATIONS

                                   SCHEDULE I
                                       to
                          TRADEMARK SECURITY AGREEMENT

                      TRADEMARK REGISTRATIONS/APPLICATIONS


                                                             APPLICATION/
  GRANTOR                COUNTRY            MARK            REGISTRATION NO.     APP/REG DATE
  -------                -------            ----            ----------------     ------------
TB Wood's             United States      ALL-PRO              75/290,731/        5/12/1997/
Enterprises, Inc.                                             2,165,737          6/16/1998
TB Wood's             United States      BRAKETRON            73/254,657/        3/19/1980/
Enterprises, Inc.                                             1,164,393          8/11/1981
TB Wood's             United States      DECK                 73/581,633/        2/7/1986/
Enterprises, Inc.                        (stylized)           1,409,209          9/16/1986
TB Wood's             United States      DISC-O-TORQUE        72/285,224/        11/20/1967/
Enterprises, Inc.                                             859,264            10/29/1968
TB Wood's             United States      DURA-FLEX            73/158,649/        2/13/1978/
Enterprises, Inc.                                             1,116,828          4/24/1979
TB Wood's             United States      E-FLOW               75/280,015/        4/23/1997/
Enterprises, Inc.                                             2,169,361          6/30/1998
TB Wood's             United States      E-trAC (Stylized)    73/491,494/        7/24/1984/
Enterprises, Inc.                                             1,333,061          4/30/1985
TB Wood's             United States      E-TROL+PLUS          75/273,178/        4/11/1997/
Enterprises, Inc.                                             2,156,683          5/12/1998
TB Wood's             United States      FIRST IN             73/526,310/        3/11/1985/
Enterprises, Inc.                        COUPLINGS            1,361,466          9/24/1985
TB Wood's             United States      FORM-FLEX            75/273,175/        4/11/1997/
Enterprises, Inc.                                             2,152,362          4/21/1998
TB Wood's             United States      IMD                  75/272,935/        4/11/1997/
Enterprises, Inc.                                             2,261,432          7/13/1999

                                                             APPLICATION/
  GRANTOR                COUNTRY            MARK            REGISTRATION NO.     APP/REG DATE
  -------                -------            ----            ----------------     ------------
TB Wood's             United States      NLS                  75/273,181/        4/11/1997/
Enterprises, Inc.                                             2,152,366          4/21/1998
TB Wood's             United States      PDA-TRAC             78/329,999         11/19/2003/
Enterprises, Inc.                                             2,986,366          8/16/2005
TB Wood's             United States      PETRO-TRAC           78/052,072/        3/8/2001/
Enterprises, Inc.                                             2,641,082          10/22/2002
TB Wood's             United States      POOLE                75/251,697/        2/28/1997/
Enterprises, Inc.                                             2,191,918          9/29/1998
TB Wood's             United States      QT POWER CHAIN       76/403,299/        5/2/2002/
Enterprises, Inc.                                             2,723,745          6/10/2003
TB Wood's             United States      ROTO-CAM             72/285,223/        11/20/1967/
Enterprises, Inc.                                             859,263            10/29/1968
TB Wood's             United States      ROTO-CONE            72/015,359/        9/10/1956/
Enterprises, Inc.                                             676,279            3/31/1959
TB Wood's             United States      SPEEDLIGN            78/350,700/        1/12/2004/
Enterprises, Inc.                                             2,991,827          9/6/2005
TB Wood's             United States      S-TRAC               75/272,936/        4/11/1997/
Enterprises, Inc.                                             2,257,668          6/29/1999
TB Wood's             United States      SUPERSTART           74/104,389/        10/9/1990/
Enterprises, Inc.                                             1,686,040          5/12/1992
TB Wood's             United States      SURE GRIP            71/640,418/        1/6/1953/
Enterprises, Inc.                        (stylized)           645,415            5/14/1957
TB Wood's             United States      SURE-FLEX            72/043,720/        1/9/1958/
Enterprises, Inc.                        (stylized)           668,649            10/21/1958
TB Wood's             United States      SURE-GRIP            71/575,508/        3/15/1949/
Enterprises, Inc.                                             646,423            6/4/1957
TB Wood's             United States      SURE-GRIP            73/136,699/        8/8/1977/
Enterprises, Inc.                                             1,109,150          12/19/1978
TB Wood's             United States      TRUETUBE             75/273,177/        4/11/1997/
Enterprises, Inc.                                             2,152,364          4/21/1998
TB Wood's             United States      ULTRACON             72/300,318/        6/13/1968/
Enterprises, Inc.                                             862,655            12/31/1968

                                                             APPLICATION/
  GRANTOR                COUNTRY            MARK            REGISTRATION NO.     APP/REG DATE
  -------                -------            ----            ----------------     ------------
TB Wood's             United States      ULTRACON II          75/273,179/        4/11/1997/
Enterprises, Inc.                                             2,150,835          4/14/1998
TB Wood's             United States      ULTRA-HELIX          75/559,570/        9/25/1998/
Enterprises, Inc.                                             2,351,349          5/23/2000
TB Wood's             United States      ULTRA-V              73/001,734/        10/9/1973/
Enterprises, Inc.                                             1,001,969          1/21/1975
TB Wood's             United States      ULTRA-V              73/003,203/        10/10/1973/
Enterprises, Inc.                                             1,001,970          1/21/1975
TB Wood's             United States      U-TROL               73/104,511/        10/26/1976/
Enterprises, Inc.                                             1,070,167          7/26/1977
TB Wood's             United States      VAR-A-CONE           75/273,180/        4/11/1997/
Enterprises, Inc.                                             2,152,365          4/21/1998
TB Wood's             United States      W TB WOOD'S (and     75/107,136/        5/20/1996/
Enterprises, Inc.                        design)              2,059,245          5/6/1997
TB Wood's             United States      WIN-TRAC             78/306,778/        9/29/2003/
Enterprises, Inc.                                             2,961,309          6/7/2005
TB Wood's             United States      WOOD'S@WORK          76/402,992/        5/2/2002/
Enterprises, Inc.                                             2,801,090          12/30/2003


                                       3